UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03379

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

(Exact Name of Registrant as specified in charter)

600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Address of Principal Executive Offices) (Zip Code)

MICHAEL J. CUGGINO, 600 Montgomery Street, Suite 4100, San Francisco, California 94111

(Name and Address of Agent For Service)

Registrant’s telephone number, including area code:	(415) 398-8000

Date of fiscal year end:	January 31, 2013

Date of reporting period:	July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The Semi-Annual Report to Shareholders of Permanent Portfolio Family of Funds, Inc. (“Registrant”) for the six months ended July 31, 2013 is attached hereto.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to the Registrant for the six months ended July 31, 2013.

Item 11. Controls and Procedures.

(a)

Michael J. Cuggino, the Registrant’s President, and James H. Andrews, the Registrant’s Treasurer, each has concluded that, in his judgment, the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on his evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

The certifications provided pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: October 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Permanent Portfolio Family of Funds, Inc.

/s/ Michael J. Cuggino

By: Michael J. Cuggino, President

Date: October 1, 2013

/s/ James H. Andrews

By: James H. Andrews, Treasurer

Date: October 1, 2013

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

SEMI-ANNUAL REPORT

FOR THE SIX MONTHS ENDED JULY 31, 2013

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF ASSETS AND LIABILITIES July 31, 2013 (Unaudited)

ASSETS AND LIABILITIES	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

ASSETS
Investments at market value (Notes 1, 4 & 5):
Investments other than securities:
Gold assets (identified cost $2,288,205,289; $—; $— and $—, respectively)	$2,501,555,019	$—	$—	$—
Silver assets (identified cost $594,305,507; $—; $— and $—, respectively)	570,368,576	—	—	—
Swiss franc deposits (identified cost $382,724,878; $—; $— and $—, respectively)	378,865,332	—	—	—

	3,450,788,927	—	—	—
Swiss franc bonds	721,070,504	—	—	—
Stocks of United States and foreign real estate and natural resource companies	1,873,735,000	—	—	—
Aggressive growth stocks	1,933,327,000	—	—	35,253,590
Corporate bonds	1,170,082,417	—	13,750,851	—
Preferred stocks	—	—	383,100	—
United States Treasury securities	2,391,590,954	26,035,471	—	—

Total investments (identified cost $10,579,134,840; $26,034,630; $13,975,383 and $20,080,487, respectively)	11,540,594,802	26,035,471	14,133,951	35,253,590

Cash	35,321,032	353,115	—	430,386
Accounts receivable for investments sold	114,319,320	—	—	—
Accounts receivable for shares of the portfolio sold	11,785,762	20,025	—	77,727
Accrued interest, dividends and foreign taxes receivable	67,280,000	17,037	166,343	33,217

Total assets	11,769,300,916	26,425,648	14,300,294	35,794,920

LIABILITIES
Bank overdraft	—	—	122,094	—
Accounts payable for investments purchased	1,115,880	—	—	322,999
Accounts payable for shares of the portfolio redeemed	45,247,947	988	4,000	100
Accrued investment advisory fee	7,321,357	15,635	9,700	34,173
Accrued directors’ fees and expenses	109,413	162	96	213
Other accrued expenses	109,479	30	15	32

Total liabilities	53,904,076	16,815	135,905	357,517

Net assets applicable to outstanding shares	$11,715,396,840	$26,408,833	$14,164,389	$35,437,403

NET ASSETS
Capital stock — par value $.001 per share:
Authorized — 400,000,000; 25,000,000; 25,000,000 and 25,000,000 shares, respectively
Outstanding — 251,877,088; 401,114; 229,727 and 603,603 shares, respectively	$251,877	$401	$230	$604
Paid-in capital	10,059,456,337	26,487,705	13,639,975	19,085,979

	10,059,708,214	26,488,106	13,640,205	19,086,583
Undistributed net investment income (loss) (Note 1)	57,303,229	(79,774)	308,525	195,073
Accumulated net realized gain (loss) on investments	678,278,452	(340)	57,091	982,644
Accumulated net realized loss on foreign currency transactions	(41,676,192)	—	—	—
Net unrealized appreciation of investments (Notes 1 & 5)	961,459,962	841	158,568	15,173,103
Net unrealized appreciation on translation of assets and liabilities in foreign currencies	323,175	—	—	—

Net assets applicable to outstanding shares	$11,715,396,840	$26,408,833	$14,164,389	$35,437,403

Net asset value per share	$ 46.51	$ 65.84	$ 61.66	$ 58.71

2	See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF OPERATIONS Six Months Ended July 31, 2013 (Unaudited)

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Investment income (Note 1):
Interest	$41,490,962	$13,500	$289,019	$—
Dividends	67,411,251	—	56,500	273,710
Other income	5,373	—	—	—

	108,907,586	13,500	345,519	273,710
Expenses (Note 3):
Investment advisory fee	55,064,991	160,213	84,791	185,296
Directors’ fees and expenses	262,951	440	215	446
Excise tax	—	—	—	1,928
Legal expense	46,956	79	39	79

Total expenses	55,374,898	160,732	85,045	187,749
Less waiver of investment advisory fee	(4,098,803)	(67,458)	(26,776)	—

Net expenses	51,276,095	93,274	58,269	187,749

Net investment income (loss) before foreign income taxes deducted at source	57,631,491	(79,774)	287,250	85,961
Less foreign income taxes deducted at source, net of refundable taxes	(328,262)	—	—	—

Net investment income (loss)	57,303,229	(79,774)	287,250	85,961

Net realized and unrealized gain (loss) on investments and foreign currency (Notes 1, 4 & 5):
Net realized gain (loss) on:
Investments in securities	481,716,530	(45)	75,676	74,494
Investments other than securities	49,773,316	—	—	—
Foreign currency transactions	(41,676,192)	—	—	—

	489,813,654	(45)	75,676	74,494
Change in unrealized appreciation (depreciation) of:
Investments	(1,545,737,294)	726	(206,421)	3,374,925
Translation of assets and liabilities in foreign currencies	(559,529)	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency	(1,056,483,169)	681	(130,745)	3,449,419

Net increase (decrease) in net assets resulting from operations	$(999,179,940)	$(79,093)	$156,505	$3,535,380

See accompanying notes.	3

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. STATEMENTS OF CHANGES IN NET ASSETS

	Permanent Portfolio
	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013

Operations:
Net investment income (loss)	$57,303,229	$104,365,690
Net realized gain (loss) on investments in securities	481,716,530	208,492,892
Net realized gain on investments other than securities	49,773,316	45,662,158
Net realized gain (loss) on foreign currency transactions	(41,676,192)	2,651,023
Change in unrealized appreciation (depreciation) of investments	(1,545,737,294)	131,893,833
Change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(559,529)	785,709

Net increase (decrease) in net assets resulting from operations	(999,179,940)	493,851,305

Equalization on shares issued and redeemed:	(12,496,318)	(3,101,687)

Distributions to shareholders from (Note 2):
Net investment income	—	(93,702,204)
Net realized gain on investments	—	(124,935,792)

Capital stock transactions exclusive of amounts allocated to undistributed net investment income (loss) (Note 6):	(4,270,737,183)	(58,936,092)

Net increase (decrease) in net assets	(5,282,413,441)	213,175,530

Net assets at beginning of period	16,997,810,281	16,784,634,751

Net assets at end of period (including undistributed net investment income (loss) of $57,303,229 and $—; $(79,774) and $—; $308,525 and $21,275; and $195,073 and $109,112, respectively)	$11,715,396,840	$16,997,810,281

4	See accompanying notes.

Short-Term Treasury Portfolio		Versatile Bond Portfolio		Aggressive Growth Portfolio
Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013	Six Months Ended July 31, 2013 (Unaudited)	Year Ended January 31, 2013

$(79,774)	$(187,955)	$287,250	$284,163	$85,961	$302,683
(45)	(40)	75,676	34,166	74,494	910,477
—	—	—	—	—	—
—	—	—	—	—	—
726	5,068	(206,421)	339,934	3,374,925	3,488,265

—	—	—	—	—	—

(79,093)	(182,927)	156,505	658,263	3,535,380	4,701,425

—	—	(499)	13,494	15,619	(6,857)

—	—	—	(248,601)	—	(234,505)
—	—	—	—	—	(310,974)

(1,785,334)	(4,522,082)	591,763	470,662	4,208,573	333,457

(1,864,427)	(4,705,009)	747,769	893,818	7,759,572	4,482,546

28,273,260	32,978,269	13,416,620	12,522,802	27,677,831	23,195,285

$26,408,833	$28,273,260	$14,164,389	$13,416,620	$35,437,403	$27,677,831

5

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Quantity		Market Value

	GOLD ASSETS — 21.35% of Total Net Assets
680,627 Troy Oz.	Gold bullion (a)	$893,255,019
1,200,000 Coins	One-ounce gold coins (a)	1,608,300,000

	Total Gold Assets (identified cost $2,288,205,289)	$2,501,555,019

	SILVER ASSETS — 4.87% of Total Net Assets
28,498,953 Troy Oz.	Silver bullion (a)	$564,410,386
379 Bags	Silver coins (a)	5,958,190

	Total Silver Assets (identified cost $594,305,507)	$570,368,576

Principal Amount
	SWISS FRANC ASSETS — 9.39% of Total Net Assets
CHF 351,435,482	Swiss franc deposits (a)	$378,865,332

CHF 100,000,000	2.500% Swiss Confederation Bonds, 03-12-16	$114,893,273
CHF 100,000,000	4.250% Swiss Confederation Bonds, 06-05-17	124,595,731
CHF 100,000,000	3.000% Swiss Confederation Bonds, 01-08-18	120,887,236
CHF 100,000,000	3.000% Swiss Confederation Bonds, 05-12-19	123,485,338
CHF 100,000,000	2.250% Swiss Confederation Bonds, 07-06-20	119,539,672
CHF 100,000,000	2.000% Swiss Confederation Bonds, 04-28-21	117,669,254

	Total Swiss Confederation bonds	$721,070,504

	Total Swiss Franc Assets (identified cost $1,016,875,534)	$1,099,935,836

Number of Shares

	STOCKS OF UNITED STATES AND FOREIGN REAL ESTATE AND NATURAL RESOURCE COMPANIES — 16.00% of Total Net Assets

	NATURAL RESOURCES — 8.29% of Total Net Assets
900,000	Apache Corporation	$72,225,000
2,000,000	BHP Billiton, Ltd. (b)	125,460,000
1,500,000	BP, p.l.c. (b)	62,160,000
3,500,000	Cameco Corporation	71,120,000
600,000	Canadian Natural Resources Ltd.	18,612,000
500,000	Chevron Corporation	62,945,000
1,000,000	ConocoPhillips	64,860,000
1,000,000	Devon Energy Corporation	55,010,000
500,000	EPL Oil & Gas, Inc. (a)	16,080,000
800,000	Exxon Mobil Corporation	75,000,000
5,300,000	Freeport-McMoRan Copper & Gold, Inc.	149,884,000
1,500,000	Halcon Resources Corporation (a)	8,220,000
3,500,000	Peabody Energy Corporation	57,960,000
2,000,000	Rio Tinto p.l.c (b)	89,980,000
3,000,000	Vale S.A. (b)	41,160,000

		$970,676,000

6	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Number of Shares		Market Value

	REAL ESTATE — 7.71% of Total Net Assets
1,200,000	Alexander & Baldwin, Inc. (a)	$53,148,000
500,000	AvalonBay Communities, Inc.	67,670,000
600,000	Boston Properties, Inc.	64,170,000
1,000,000	BRE Properties, Inc. Class A	53,060,000
2,000,000	Corporate Office Properties Trust	50,960,000
1,000,000	Digital Realty Trust, Inc.	55,290,000
3,000,000	Duke Realty Corporation	49,410,000
2,000,000	Equity One, Inc.	46,280,000
600,000	Federal Realty Investment Trust	63,198,000
2,000,000	Kimco Realty Corporation	45,100,000
2,000,000	Prologis, Inc.	76,720,000
250,000	Texas Pacific Land Trust	21,005,000
2,000,000	UDR, Inc.	50,080,000
200,000	Urstadt Biddle Properties, Inc.	3,800,000
500,000	Urstadt Biddle Properties, Inc. Class A	10,560,000
800,000	Vornado Realty Trust	67,848,000
2,000,000	Washington Real Estate Investment Trust	53,760,000
2,500,000	Weyerhaeuser Company	71,000,000

		$903,059,000

	Total Stocks of United States and Foreign Real Estate and Natural Resource Companies (identified cost $1,867,529,752)	$1,873,735,000

	AGGRESSIVE GROWTH STOCKS — 16.50% of Total Net Assets

	AEROSPACE — .51% of Total Net Assets
500,000	Lockheed Martin Corporation	$60,060,000

		$60,060,000

	CHEMICALS — 1.13% of Total Net Assets
500,000	Air Products & Chemicals, Inc.	$54,320,000
2,000,000	Chemtura Corporation (a)	44,720,000
800,000	Mosaic Company	32,872,000

		$131,912,000

	COMMUNICATIONS EQUIPMENT — .85% of Total Net Assets
2,500,000	Juniper Networks, Inc. (a)	$54,175,000
700,000	Qualcomm, Inc.	45,185,000

		$99,360,000

	COMPUTER SOFTWARE & SERVICES — .91% of Total Net Assets
1,500,000	Autodesk, Inc. (a)	$53,085,000
2,000,000	Symantec Corporation	53,360,000

		$106,445,000

	ELECTRICAL EQUIPMENT & ELECTRONICS — .35% of Total Net Assets
2,500,000	Sanmina Corporation (a)	$41,150,000

		$41,150,000

Continued on following page.	7

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Number of Shares		Market Value

	ENERGY SERVICES & PROCESSING — 1.42% of Total Net Assets
900,000	Baker Hughes, Inc.	$42,687,000
1,500,000	HollyFrontier Corporation	68,325,000
3,000,000	Parker Drilling Company (a)	18,210,000
600,000	Phillips 66	36,900,000

		$166,122,000

	ENGINEERING & CONSTRUCTION — .79% of Total Net Assets
700,000	Fluor Corporation	$43,792,000
1,200,000	Ryland Group, Inc.	48,528,000

		$92,320,000

	ENTERTAINMENT & LEISURE — 2.67% of Total Net Assets
700,000	CBS Corporation Class A	$37,345,000
700,000	Disney (Walt) Company	45,255,000
2,500,000	Facebook, Inc. Class A (a)	92,075,000
800,000	Viacom, Inc. Class A	58,640,000
600,000	Wynn Resorts, Ltd.	79,878,000

		$313,193,000

	FINANCIAL SERVICES — 2.04% of Total Net Assets
1,500,000	Bank of New York Mellon Corporation	$47,175,000
4,000,000	Janus Capital Group, Inc.	37,480,000
2,000,000	Morgan Stanley	54,420,000
2,000,000	Schwab (Charles) Corporation	44,180,000
800,000	State Street Corporation	55,736,000

		$238,991,000

	MANUFACTURING — 1.86% of Total Net Assets
800,000	Agilent Technologies, Inc.	$35,784,000
700,000	Harley-Davidson, Inc.	39,739,000
600,000	Illinois Tool Works, Inc.	43,224,000
400,000	IPG Photonics Corporation (a)	24,360,000
800,000	Mattel, Inc.	33,624,000
400,000	Parker-Hannifin Corporation	41,312,000

		$218,043,000

	MATERIALS — .36% of Total Net Assets
900,000	Nucor Corporation	$42,102,000

		$42,102,000

	PHARMACEUTICALS — 1.56% of Total Net Assets
500,000	Amgen, Inc.	$54,145,000
500,000	Celgene Corporation (a)	73,430,000
900,000	Gilead Sciences, Inc. (a)	55,305,000

		$182,880,000

	RETAIL — .85% of Total Net Assets
400,000	Costco Wholesale Corporation	$46,916,000
900,000	Williams-Sonoma, Inc.	52,974,000

		$99,890,000

8	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Number of Shares		Market Value

	TRANSPORTATION — 1.20% of Total Net Assets
500,000	FedEx Corporation	$53,000,000
500,000	Kansas City Southern	53,875,000
1,200,000	Matson, Inc.	33,984,000

		$140,859,000

	Total Aggressive Growth Stocks (identified cost $1,364,337,018)	$1,933,327,000

Principal Amount
	DOLLAR ASSETS — 30.40% of Total Net Assets

	CORPORATE BONDS — 9.99% of Total Net Assets

	AEROSPACE — .44% of Total Net Assets
$8,200,000	4.750% Rockwell Collins, Inc., 12-01-13	$8,321,319
43,500,000	.581% United Technologies Corporation, 12-02-13 (c)	43,541,234

		$51,862,553

	BEVERAGES — .89% of Total Net Assets
65,000,000	6.950% Bottling Group, LLC (PepsiCo, Inc.), 03-15-14	$67,560,232
36,463,000	.750% Coca-Cola Company, 11-15-13	36,532,851

		$104,093,083

	COMMUNICATIONS EQUIPMENT — .77% of Total Net Assets
90,000,000	1.625% Cisco Systems, Inc., 03-14-14	$90,767,435

		$90,767,435

	COMPUTER SOFTWARE & SERVICES — 1.67% of Total Net Assets
67,500,000	.875% International Business Machines Corporation, 10-31-14	$67,985,267
50,000,000	.875% Microsoft Corporation, 09-27-13	50,059,248
75,000,000	3.750% Oracle Corporation, 07-08-14	77,412,185

		$195,456,700

	CONSUMER PRODUCTS — .10% of Total Net Assets
11,660,000	.600% Colgate-Palmolive Company, 11-15-14	$11,699,922

		$11,699,922

	FINANCIAL SERVICES — 3.84% of Total Net Assets
30,000,000	.533% Bank of New York Mellon Corporation, 07-28-14 (c)	$30,042,412
40,090,000	3.500% Blackrock, Inc., 12-10-14	41,732,418
82,500,000	6.125% Caterpillar Financial Services Corporation, 02-17-14	85,069,692
25,000,000	4.900% Deere (John) Capital Corporation, 09-09-13	25,110,443
50,000,000	5.400% General Electric Capital Corporation, 09-20-13	50,337,031
84,000,000	4.650% JP Morgan Chase & Company, 06-01-14	86,784,628
25,000,000	4.300% State Street Corporation, 05-30-14	25,791,238
25,000,000	4.150% TD Ameritrade Holding Company, 12-01-14	26,146,137
75,000,000	5.250% Wachovia Corporation (Wells Fargo & Company), 08-01-14	78,279,869

		$449,293,868

Continued on following page.	9

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Principal Amount		Market Value

	HEALTHCARE — .15% of Total Net Assets
$17,500,000	4.000% Baxter International, Inc., 03-01-14	$17,853,107

		$17,853,107

	INSURANCE— .46% of Total Net Assets
28,225,000	5.000% Berkshire Hathaway Finance Corporation, 08-15-13	$28,261,911
25,000,000	4.750% Prudential Financial, Inc., 04-01-14	25,674,883

		$53,936,794

	MANUFACTURING — .22% of Total Net Assets
25,000,000	6.875% PACCAR, Inc., 02-15-14	$25,846,896

		$25,846,896

	NATURAL RESOURCES — .26% of Total Net Assets
30,000,000	1.450% Occidental Petroleum Corporation, 12-13-13	$30,131,496

		$30,131,496

	PHARMACEUTICALS — .98% of Total Net Assets
50,000,000	1.875% Amgen, Inc., 11-15-14	$50,844,688
62,500,000	5.300% Schering-Plough Corporation (Merck & Company), 12-01-13	63,529,173

		$114,373,861

	UTILITIES — .21% of Total Net Assets
24,740,000	1.300% Georgia Power Company, 09-15-13	$24,766,702

		$24,766,702

		$1,170,082,417

10	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Principal Amount		Market Value

	UNITED STATES TREASURY SECURITIES — 20.41% of Total Net Assets
$150,000,000	United States Treasury bond strips (Principal only) 1.528%, 11-15-18 (d)	$138,393,158
150,000,000	United States Treasury bond strips (Principal only) 2.087%, 08-15-20 (d)	129,596,789
150,000,000	United States Treasury bonds 7.250%, 05-15-16	177,837,579
150,000,000	United States Treasury bonds 6.250%, 08-15-23	199,211,087
150,000,000	United States Treasury bonds 6.000%, 02-15-26	198,773,158
150,000,000	United States Treasury bonds 5.250%, 11-15-28	187,572,827
75,000,000	United States Treasury bonds 4.500%, 02-15-36	87,391,155
75,000,000	United States Treasury bonds 3.500%, 02-15-39	74,406,206
100,000,000	United States Treasury notes .125%, 09-30-13	100,016,445
150,000,000	United States Treasury notes 4.250%, 11-15-13	151,806,895
150,000,000	United States Treasury notes 2.375%, 10-31-14	154,111,087
150,000,000	United States Treasury notes 4.250%, 11-15-14	157,838,128
150,000,000	United States Treasury notes 1.250%, 09-30-15	152,918,514
150,000,000	United States Treasury notes 2.625%, 02-29-16	158,288,334
150,000,000	United States Treasury notes 2.250%, 11-30-17	156,859,953
150,000,000	United States Treasury notes 3.625%, 08-15-19	166,569,639

		$2,391,590,954

	Total Dollar Assets (identified cost $3,447,881,740)	$3,561,673,371

	Total Portfolio — 98.51% of total net assets (identified cost $10,579,134,840) (e)	$11,540,594,802
	Other assets, less liabilities (1.49% of total net assets)	174,802,038

	Net assets applicable to outstanding shares	$11,715,396,840

	Notes:
	(a) Non-income producing.
	(b) Sponsored American Depositary Receipt (ADR).
	(c) Variable or floating rate security whereby the interest rate is periodically reset. The interest rate shown reflects the rate in effect as of July 31, 2013.
	(d) Interest rate represents yield to maturity.
	(e) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.	11

12	This page intentionally left blank.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Principal Amount		Market Value

	UNITED STATES TREASURY SECURITIES — 98.59% of Total Net Assets
$6,000,000	United States Treasury notes .625%, 08-31-13	$6,000,025
5,000,000	United States Treasury notes .125%, 09-30-13	5,000,822
5,000,000	United States Treasury notes .250%, 10-31-13	5,002,406
5,000,000	United States Treasury notes .250%, 11-30-13	5,003,208
5,000,000	United States Treasury notes 1.500%, 12-31-13	5,029,010

	Total Portfolio — 98.59% of total net assets (identified cost $26,034,630) (a)	$26,035,471
	Other assets, less liabilities (1.41% of total net assets)	373,362

	Net assets applicable to outstanding shares	$26,408,833

	Notes:
	(a) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.	13

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Principal Amount		Market Value

	CORPORATE BONDS — 97.08% of Total Net Assets

	COMPUTER HARDWARE & PERIPHERALS — 4.95% of Total Net Assets
$700,000	4.375% Hewlett-Packard Company, 09-15-21	$701,239

		$701,239

	COMPUTER SOFTWARE & SERVICES — 4.38% of Total Net Assets
600,000	4.200% Symantec Corporation, 09-15-20	$620,932

		$620,932

	ELECTRIAL EQUIPMENT & ELECTRONICS — 3.75% of Total Net Assets
500,000	7.000% Sanmina Corporation, 05-15-19 (a)	$531,250

		$531,250

	ENERGY SERVICES & PROCESSING — 8.16% of Total Net Assets
600,000	6.500% Dresser-Rand Group, Inc., 05-01-21	$642,000
500,000	6.375% GulfMark Offshore, Inc., 03-15-22	513,750

		$1,155,750

	FINANCIAL SERVICES — 13.39% of Total Net Assets
600,000	8.000% Icahn Enterprises, L.P., 01-15-18	$634,875
600,000	3.875% Jefferies Group, LLC, 11-01-29 (b)	642,405
600,000	5.629% Manufacturers & Traders Trust Company, 12-01-21 (c)	619,890

		$1,897,170

	INSURANCE — 9.34% of Total Net Assets
600,000	5.350% Markel Corporation, 06-01-21	$653,143
600,000	6.000% Pacific Lifecorp, 02-10-20 (a)	669,374

		$1,322,517

	MANUFACTURING — 4.99% of Total Net Assets
650,000	5.500% Hillenbrand, Inc., 07-15-20	$707,022

		$707,022

	MATERIALS — 3.92% of Total Net Assets
500,000	7.000% Vulcan Materials Company, 06-15-18	$555,000

		$555,000

	NATURAL RESOURCES — 12.72% of Total Net Assets
600,000	3.700% Murphy Oil Corporation, 12-01-22	$567,334
600,000	6.250% Peabody Energy Corporation, 11-15-21	591,000
600,000	6.125% Plains Exploration & Production Company, 06-15-19	643,125

		$1,801,459

	REAL ESTATE — 14.19% of Total Net Assets
600,000	7.500% DDR Corporation, 07-15-18	$720,268
625,000	7.375% Forest City Enterprises, Inc., 02-01-34	625,000
650,000	7.750% Winthrop Realty Trust, 08-15-22	664,300

		$2,009,568

14	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Principal Amount		Market Value

	RESTAURANTS — 4.56% of Total Net Assets
$700,000	3.350% Darden Restaurants, Inc., 11-01-22	$645,251

		$645,251

	RETAIL — 4.31% of Total Net Assets
600,000	4.000% Kohl’s Corporation, 11-01-21	$611,020

		$611,020

	TRANSPORTATION — 4.47% of Total Net Assets
500,000	8.000% FedEx Corporation, 01-15-19	$632,751

		$632,751

	UTILITIES — 3.95% of Total Net Assets
500,000	6.250% SCANA Corporation, 04-01-20	$559,922

		$559,922

	Total Corporate Bonds (identified cost $13,600,383)	$13,750,851

Number of Shares
	PREFERRED STOCKS — 2.71% of Total Net Assets
15,000	7.125% Urstadt Biddle Properties, Inc., Series F, Perpetual	$383,100

	Total Preferred Stocks (identified cost $375,000)	$383,100

	Total Portfolio — 99.79% of total net assets (identified cost 13,975,383) (d)	$14,133,951
	Other assets, less liabilities (.21% of total net assets)	30,438

	Net assets applicable to outstanding shares	$14,164,389

	Notes:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2013, these securities amounted to $1,200,624, or 8.48% of the Versatile Bond Portfolio’s total net assets, and have been deemed by the Portfolio’s investment adviser to be liquid.

	(b) Convertible security.
	(c) Variable or floating rate security whereby the interest rate is periodically reset. The interest rate shown reflects the rate in effect as of July 31, 2013.
	(d) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.	15

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Number of Shares		Market Value

	AGGRESSIVE GROWTH STOCKS — 99.48% of Total Net Assets

	AEROSPACE — 1.70% of Total Net Assets
5,000	Lockheed Martin Corporation	$600,600

		$600,600

	CHEMICALS — 6.08% of Total Net Assets
8,000	Air Products & Chemicals, Inc.	$869,120
30,000	Chemtura Corporation (a)	670,800
15,000	Mosaic Company	616,350

		$2,156,270

	COMMUNICATIONS EQUIPMENT — 5.18% of Total Net Assets
40,000	Juniper Networks, Inc. (a)	$866,800
15,000	Qualcomm, Inc.	968,250

		$1,835,050

	COMPUTER SOFTWARE & SERVICES — 4.26% of Total Net Assets
20,000	Autodesk, Inc. (a)	$707,800
30,000	Symantec Corporation	800,400

		$1,508,200

	ELECTRICAL EQUIPMENT & ELECTRONICS — 2.32% of Total Net Assets
50,000	Sanmina Corporation (a)	$823,000

		$823,000

	ENERGY SERVICES & PROCESSING — 6.76% of Total Net Assets
15,000	Baker Hughes, Inc.	$711,450
25,000	HollyFrontier Corporation	1,138,750
90,000	Parker Drilling Company (a)	546,300

		$2,396,500

	ENGINEERING & CONSTRUCTION — 4.70% of Total Net Assets
15,000	Fluor Corporation	$938,400
18,000	Ryland Group, Inc.	727,920

		$1,666,320

	ENTERTAINMENT & LEISURE — 11.97% of Total Net Assets
15,000	Disney (Walt) Company	$969,750
40,000	Facebook, Inc. Class A (a)	1,473,200
10,000	Viacom, Inc. Class A	733,000
8,000	Wynn Resorts, Ltd.	1,065,040

		$4,240,990

	FINANCIAL SERVICES — 11.52% of Total Net Assets
20,000	Bank of New York Mellon Corporation	$629,000
90,000	Janus Capital Group, Inc.	843,300
25,000	Morgan Stanley	680,250
40,000	Schwab (Charles) Corporation	883,600
15,000	State Street Corporation	1,045,050

		$4,081,200

16	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO SCHEDULE OF INVESTMENTS July 31, 2013 (Unaudited)

Number of Shares		Market Value

	MANUFACTURING — 14.80% of Total Net Assets
15,000	Agilent Technologies, Inc.	$670,950
15,000	Harley-Davidson, Inc.	851,550
13,000	Illinois Tool Works, Inc.	936,520
15,000	IPG Photonics Corporation (a)	913,500
20,000	Mattel, Inc.	840,600
10,000	Parker-Hannifin Corporation	1,032,800

		$5,245,920

	MATERIALS — 1.98% of Total Net Assets
15,000	Nucor Corporation	$701,700

		$701,700

	NATURAL RESOURCES — 5.20% of Total Net Assets
30,000	Freeport-McMoRan Copper & Gold, Inc.	$848,400
60,000	Peabody Energy Corporation	993,600

		$1,842,000

	PHARMACEUTICALS — 11.84% of Total Net Assets
10,000	Amgen, Inc.	$1,082,900
12,000	Celgene Corporation (a)	1,762,320
22,000	Gilead Sciences, Inc. (a)	1,351,900

		$4,197,120

	RETAIL — 5.14% of Total Net Assets
8,000	Costco Wholesale Corporation	$938,320
15,000	Williams-Sonoma, Inc.	882,900

		$1,821,220

	TRANSPORTATION — 6.03% of Total Net Assets
10,000	FedEx Corporation	$1,060,000
10,000	Kansas City Southern	1,077,500

		$2,137,500

	Total Portfolio — 99.48% of total net assets (identified cost $20,080,487) (b)	$35,253,590
	Other assets, less liabilities (.52% of total net assets)	183,813

	Net assets applicable to outstanding shares	$35,437,403

	Notes:
	(a) Non-income producing.
	(b) Aggregate cost for book and federal income tax purposes are the same.

See accompanying notes.	17

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

Permanent Portfolio Family of Funds, Inc. (“Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a no-load, open-end, series, management investment company. The Fund currently consists of the following four series (each a “Portfolio”): Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio. Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio commenced investment operations on December 1, 1982, September 21, 1987, November 12, 1991 and May 16, 1990, respectively.

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States for registered investment companies. The preparation of such financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses earned and incurred, respectively, during the reporting period. Actual results could differ from those estimates.

Valuation of investments

Each Portfolio’s investments are valued primarily at market value on the basis of the last quoted sales price on the exchange or system on which they are principally traded. Equity securities traded on the Nasdaq National Market System are normally valued at the Nasdaq Official Closing Price provided by Nasdaq, usually as of 4:00 p.m. Eastern Time each business day. Equity securities that are not traded on a listed exchange or system are valued at the last sales price in the over-the-counter market. If there is no trading in an investment on a business day, the investment will be valued at the mean between its closing bid and asked prices on the exchange or system on which the security is principally traded. Short- and long-term debt securities, including U.S. government securities, listed corporate bonds, other fixed income securities and unlisted securities, are generally valued at the latest price furnished by an independent pricing service. Gold and silver bullion are valued at the closing spot settlement price on the New York Commodity Exchange. Gold and silver coins, and deposits of foreign currencies, are valued at the price furnished by an independent pricing service which reflects latest prices. Foreign securities traded on an exchange are valued on the basis of market quotations most recently available from that exchange. Investments for which bona fide market quotations are not readily available, or investments for which the Fund’s investment adviser determines that a quotation or a price for a portfolio security provided by a dealer or an independent pricing service is not believed to be reflective of market value, will be valued by the Fund’s investment adviser pursuant to fair value policies approved by the Fund’s Board of Directors.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during a reporting period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed on the following page.

18	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

Level 1 — Quoted prices in active markets for identical assets

The Fund’s Level 1 valuation techniques use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

Level 2 — Significant other observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

The Fund’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Observable inputs may include quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active, in which there are few transactions, where prices may not be current, or where price quotations vary substantially over time or among market participants. Inputs that are observable for an asset or liability in Level 2 include such factors as interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar assets or liabilities.

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s Level 3 valuation techniques include the use of unobservable inputs that reflect assumptions market participants may use or could be expected to use in pricing an asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that it might reasonably be expected to receive for an investment upon its current sale, consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) type of the investment; (ii) existence of any contractual restrictions on the investment’s disposition; (iii) price and extent of public trading in similar investments or of comparable investments; (iv) quotations or evaluated prices from broker-dealers and/or pricing services; (v) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (vi) analysis of an issuer’s financial statements; (vii) evaluation of the forces that influence the issuer and the market(s) in which the investment is purchased and sold; and (viii) with respect to debt securities, maturity, coupon, creditworthiness, spread, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

Continued on following page.	19

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund’s assets:

	Level 1 (Quoted Prices in Active Markets for Identical Assets)	Level 2 (Significant Other Observable Inputs)	Level 3 (Significant Unobservable Inputs)	Total

Permanent Portfolio
Gold assets	$2,501,555,019	$—	$—	$2,501,555,019
Silver assets	570,368,576	—	—	570,368,576
Swiss franc assets	378,865,332	721,070,504	—	1,099,935,836
Stocks of United States and foreign real estate and natural resource companies	1,873,735,000	—	—	1,873,735,000
Aggressive growth stocks †	1,933,327,000	—	—	1,933,327,000
Dollar assets:
Corporate bonds †	—	1,170,082,417	—	1,170,082,417
United States Treasury securities	2,391,590,954	—	—	2,391,590,954

Total Portfolio	$9,649,441,881	$1,891,152,921	$—	$11,540,594,802

	83.61%	16.39%	—%	100.00%
Short-Term Treasury Portfolio
United States Treasury securities	$26,035,471	$—	$—	$26,035,471

Total Portfolio	$26,035,471	$—	$—	$26,035,471

	100.00%	—%	—%	100.00%
Versatile Bond Portfolio
Corporate bonds †	$—	$13,750,851	$—	$13,750,851
Preferred stocks	383,100	—	—	383,100

Total Portfolio	$383,100	$13,750,851	$—	$14,133,951

	2.71%	97.29%	—%	100.00%
Aggressive Growth Portfolio
Aggressive growth stocks †	$35,253,590	$—	$—	$35,253,590

Total Portfolio	$35,253,590	$—	$—	$35,253,590

	100.00%	—%	—%	100.00%

†

See the Schedules of Investments for the Permanent Portfolio and the Aggressive Growth Portfolio for each Portfolio’s industry classification of aggressive growth stocks and the Schedules of Investments for the Permanent Portfolio and the Versatile Bond Portfolio for each Portfolio’s industry classification of corporate bonds.

There were no transfers into or out of Levels 1 and 2 during the six months ended July 31, 2013 and the Fund held no Level 3 assets during the six months then ended.

20	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

As of July 31, 2013 and during the six months then ended, the Fund did not hold any derivative instruments, nor did it engage in any hedging activities using derivative instruments.

Translation of foreign currencies

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars on the following basis: (i) market value of investment securities and other assets and liabilities are translated at the closing rate of exchange; and (ii) purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund separately reports the portions of the results of operations attributable to the effect of changes in foreign exchange rates on the value of investments. Reported net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, foreign currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books versus the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains or losses arise from changes in the exchange rate applicable to cash, receivables and liabilities denominated in foreign currencies.

Investment transactions and investment income

Investment transactions are accounted for on the date of purchase, sale or maturity. Interest income is accrued daily and includes amortization of any premiums or discounts for financial and tax reporting purposes using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are recorded on an identified cost basis for financial and tax reporting purposes.

During the six months ended July 31, 2013, investment income was earned as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Interest on:
Corporate bonds	$3,667,433	$—	$289,019	$—
Swiss franc assets	3,302,114	—	—	—
United States Treasury securities	34,521,415	13,500	—	—
Dividends	67,411,251	—	56,500	273,710
Other income	5,373	—	—	—

	$108,907,586	$13,500	$345,519	$273,710

Continued on following page.	21

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

Federal taxes

Each of the Fund’s Portfolios will continue to be treated as a separate regulated investment company and each Portfolio intends to qualify under Subchapter M of the United States Internal Revenue Code of 1986, as amended (“Code”). Accordingly, no provision has been made for United States income taxes, as each Portfolio intends to declare necessary dividend distributions from investment company taxable income and net realized capital gains, if any, to its shareholders prior to October 15, 2013, pursuant to the requirements of the Code.

As of January 31, 2013, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio had no capital loss carryforwards available to offset future realized gains, if any. The Fund’s Short-Term Treasury Portfolio had $295 in such capital loss carryforwards available, of which $249 expire on January 31, 2019 and $46 which do not expire, and the Fund’s Versatile Bond Portfolio had $18,585 in such capital loss carryforwards available, of which $4,615, $763 and $13,207 expire on January 31, 2015, January 31, 2016 and January 31, 2017, respectively. Any capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit, and such capital loss carryforwards must be fully utilized before capital loss carryforwards from earlier periods may be utilized. As a result, if the Fund’s Portfolios have Post-2010 Losses, capital loss carryforwards from earlier periods may be more likely to expire unused. Additionally, net capital losses attributable to investment transactions that occur after October 31, if any, are recognized for federal tax purposes as arising on February 1, the first day of each Portfolio’s next taxable year.

During the six months ended July 31, 2013, the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio incurred no federal excise tax. The Fund’s Aggressive Growth Portfolio incurred federal excise tax of $1,928 during six months then ended.

The Fund’s Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s Portfolios have analyzed their respective tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns previously filed for open tax years 2010 through 2012 or expected to be taken on the Fund’s Portfolios’ 2013 tax returns. The Fund’s Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Equalization

The Fund follows the accounting practice of equalization, by which a portion of the proceeds from sales and a portion of the costs of redemptions of shares of capital stock are allocated to undistributed net investment income. The effect of this practice is to prevent the calculation of net investment income per share from being affected by sales or redemptions of shares in each Portfolio, and for periods of net issuances of shares, allows undistributed net investment income to exceed distributable investment company taxable income.

Indemnifications

The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Fund under circumstances that have not occurred.

22	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

2.	DISTRIBUTIONS TO SHAREHOLDERS

On December 5, 2012, the Fund’s Permanent Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio paid ordinary income dividends per share of $.27, $1.34 and $.46, respectively, to shareholders of record on December 4, 2012. Also on December 5, 2012, the Fund’s Permanent Portfolio and Aggressive Growth Portfolio paid long-term capital gain distributions per share of $.36 and $.61, respectively, to shareholders of record on December 4, 2012. The Fund’s Short-Term Treasury Portfolio paid no ordinary income dividends or capital gain distributions and the Fund’s Versatile Bond Portfolio paid no capital gain distributions during the year ended January 31, 2013.

The tax character of such dividends and distributions paid was as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributions paid from:
Ordinary income	$91,598,819	$—	$248,601	$234,505
Long-term capital gain †	127,039,177	—	—	310,974

	$218,637,996	$—	$248,601	$545,479

†	Capital gain distribution pursuant to Section 852(b)(3) of the Code.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gain on investments, if any, are recorded on the ex-dividend date. The amount of such dividends and distributions are determined in accordance with the Code, which may differ from accounting principles generally accepted in the United States. These differences result primarily from different treatment of net investment income and net realized gains on certain investment securities held by the Fund’s Portfolios. During the year ended January 31, 2013: (i) the Fund’s Permanent Portfolio reclassified $10,623,728 from undistributed net investment income to paid-in capital and $2,018,702 from accumulated net realized gain on investments to paid-in capital; (ii) the Fund’s Short-Term Treasury Portfolio reclassified $187,955 from paid-in capital to undistributed net investment income; (iii) the Fund’s Versatile Bond Portfolio reclassified $36,893 from undistributed net investment income to paid-in capital; and (iv) the Fund’s Aggressive Growth Portfolio reclassified $25,101 from paid-in capital to undistributed net investment income and $46,604 from accumulated net realized gain on investments to paid-in capital, to reflect such book and tax basis differences.

As of January 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Distributable ordinary income	$—	$—	$21,275	$109,112
Undistributed capital gain (loss) carryforwards	146,788,606	(295)	(18,585)	908,150
Post October losses	—	—	—	—
Unrealized appreciation on investments and foreign currencies	2,508,079,960	115	364,989	11,798,178

	$2,654,868,566	$(180)	$367,679	$12,815,440

Continued on following page.	23

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

3.	INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Pacific Heights Asset Management, LLC (“Pacific Heights”) has served as the Fund’s investment adviser since May 1, 2003 under an Investment Advisory Contract, dated November 24, 2002 (“Contract”). In accordance with the terms of the Contract, Pacific Heights receives, before any waivers, annual investment advisory fees, which are calculated daily and paid monthly, based on the average daily net assets of each Portfolio of the Fund (“Advisory Fee”) as follows: (i) 1.1875% of the first $200 million of the Portfolio’s average daily net assets; (ii) .8750% of the next $200 million of the Portfolio’s average daily net assets; (iii) .8125% of the next $200 million of the Portfolio’s average daily net assets; and (iv) .7500% of all of the Portfolio’s average daily net assets in excess of $600 million.

All fees and expenses payable by the Fund pursuant to the Contract and attributable only to one Portfolio are borne entirely by that Portfolio; all other fees and expenses are allocated among the Fund’s Portfolios in proportion to their net assets. Except for: (i) the Advisory Fee; (ii) all fees, costs, expenses and allowances relating to Fund investments, including brokerage commissions, charges in the purchase and sale of Fund assets and interest on borrowings; (iii) all taxes payable by the Fund; (iv) the fees and expenses of the Fund’s directors; (v) the salaries and expenses of the Fund’s officers (subject to the Waiver Agreement described below); and (vi) extraordinary expenses, as defined in the Contract, Pacific Heights pays or reimburses the Fund for substantially all of the Fund’s ordinary operating expenses out of its Advisory Fee.

Pursuant to an Advisory Fee Waiver and Expense Assumption Agreement dated December 7, 2012 (“Waiver Agreement”), effective through June 1, 2014, Pacific Heights has agreed to waive portions of its Advisory Fee allocable to: (i) the Permanent Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets in excess of $6 billion up to $8 billion, .6600% of the Portfolio’s average daily net assets in excess of $8 billion up to $10 billion, .6400% of the Portfolio’s average daily net assets in excess of $10 billion up to $15 billion, .6200% of the Portfolio’s average daily net assets in excess of $15 billion up to $25 billion and .6000% of the Portfolios average daily net assets in excess of $25 billion; (ii) the Short-Term Treasury Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .6875% of the Portfolio’s average daily net assets; and (iii) the Versatile Bond Portfolio, such that the Advisory Fee paid by the Portfolio does not exceed an annual rate of .8125% of the Portfolio’s average daily net assets. Also, under the Waiver Agreement, Pacific Heights has agreed to pay the Fund’s officers’ salaries and expenses during the term of the Waiver Agreement. Neither the Fund nor any Portfolio will be required to reimburse Pacific Heights for amounts waived or paid by Pacific Heights pursuant to the Waiver Agreement. The Waiver Agreement may be terminated or amended only in writing and only with the approval of the Fund’s Board of Directors.

Pacific Heights is a California limited liability company. Its manager and sole member, Michael J. Cuggino (who is also its President and Chief Executive Officer), is the President, Secretary and a director of the Fund and has been the portfolio manager of the Fund’s Portfolios since May 1, 2003. In addition to the benefits that result from being the sole owner of Pacific Heights, Mr. Cuggino was paid $45,000 by the Fund during the six months ended July 31, 2013 for his service as a director of the Fund.

24	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

Annual Renewal of Investment Advisory Contract

The renewal of the Contract was unanimously approved by the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Directors”), at an “in person” meeting held on December 7, 2012 (“Meeting”). In preparation for consideration of the continuance of the Contract, the Independent Directors requested detailed information from Pacific Heights regarding the Fund’s Portfolios and Pacific Heights. The Board, including the Independent Directors, met with senior management of the Fund and Pacific Heights and reviewed a variety of materials provided by Pacific Heights, including letters provided by Pacific Heights responding to information requests from the Independent Directors and material prepared by Lipper, Inc. (“Lipper”), an independent third party, comparing the performance and expenses of the Fund’s Portfolios to other comparable mutual funds selected by Lipper (“Peer Groups”) and relevant market indices. In addition to the information identified above, the Board considered information presented to the Board and discussions with Fund management and Pacific Heights throughout the year at meetings of the Board. The Independent Directors were advised by counsel that is independent of Fund management and Pacific Heights and met with such counsel separately from Fund management and Pacific Heights. The Board also received a memorandum from counsel to the Independent Directors discussing the legal standards for their consideration of the proposed continuance of the Contract. The annual Contract review extended over two regular meetings of the Board to ensure that Fund management and Pacific Heights had time to respond to any questions the Independent Directors may have had on their initial review of the materials prepared for the Contract review and that the Independent Directors had time to consider those materials.

At the Meeting, the Board reviewed the Advisory Fee payable by each of the Fund’s Portfolios under the Contract as well as each Portfolio’s overall expense ratio. Utilizing material prepared by Lipper, the Board considered each Portfolio’s Advisory Fee and overall expense ratio against the median of the advisory fees and overall expense ratios for such Portfolio’s Peer Group and observed the following: (i) after fee waivers, the Permanent Portfolio’s overall expense ratio was lower than the median and the lowest in its Peer Group, and its Advisory Fee was lower than the median in its Peer Group; (ii) after fee waivers, the Short-Term Treasury Portfolio’s overall expense ratio was lower than the median in its Peer Group, and its Advisory Fee was higher than the median and the highest in its Peer Group; (iii) after fee waivers, the Versatile Bond Portfolio’s overall expense ratio was higher than the median in its Peer Group, and its Advisory Fee was higher than the median and the highest in its Peer Group; and (iv) the Aggressive Growth Portfolio’s overall expense ratio was lower than the median in its Peer Group, and its Advisory Fee was higher than the median in its Peer Group. The Board also considered that, in absolute terms, each Portfolio’s expenses after applicable waivers had declined over the last several years.

In reviewing the Lipper materials, the Board noted that unlike the mutual funds comprising the Portfolios’ Peer Groups, the Fund’s Portfolios operate under a unitary fee structure whereby many of the Portfolios’ ordinary operating expenses are paid by Pacific Heights out of its Advisory Fee rather than paid directly by the Portfolios. The Board noted the difficulty of comparing the Fund’s Portfolios to non-unitary fee funds and observed that given the Portfolios’ unitary fee structure and unlike non-unitary fee funds, the Advisory Fees of the Fund’s Portfolios included the payment of many fund operating expenses by Pacific Heights, an observation borne out by the fact that the non-management expenses for each of the Fund’s Portfolios were the lowest or among the lowest

Continued on following page.	25

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

in each Portfolio’s respective Peer Group. The Board also considered the level of assets in each Portfolio and its possible impact on the overall expense ratio. Specifically, the Board noted that: the Aggressive Growth Portfolio was in the third quintile, the Short-Term Treasury Portfolio was in the bottom quintile, and the Versatile Bond Portfolio was in the fourth quintile based on size in their respective Peer Groups, and the Permanent Portfolio was the largest in its Peer Group.

The Board also reviewed the short-term and long-term investment performance of each of the Fund’s Portfolios. As part of this review, the Board reviewed the material prepared by Lipper, comparing the performance of each Portfolio to its respective Peer Group and Lipper selected benchmark index for the one-, three-, five- and ten-year periods ended June 30, 2012. Utilizing material prepared by Lipper, the Board observed the following with respect to the total return performance of the Portfolios as compared to each of their respective Peer Groups and Lipper selected indices: (i) the Permanent Portfolio’s total return performance exceeded the average and median total return performance of its Peer Group for all measurement periods and exceeded the total return performance of its Lipper benchmark index for the three-, five- and ten-year measurement periods but lagged for the one-year measurement period; (ii) the Short-Term Treasury Portfolio’s total return performance lagged the average and median total return performance of its Peer Group and the Citigroup 3-Month U.S. Treasury Bill Index for each measurement period; (iii) the Versatile Bond Portfolio’s total return performance lagged the average and median total return performance of its Peer Group and its Lipper benchmark index for each measurement period; and (iv) the Aggressive Growth Portfolio’s total return performance lagged the average total return performance of its Peer Group for all measurement periods and the median total return performance for the one-, three- and five-year periods but exceeded the median total return performance for the ten-year period, and lagged its Lipper benchmark index for all measurement periods. The Board also compared each Portfolio’s total return performance against its respective benchmark index(es) for the one-, three-, five- and ten-year periods ended September 30, 2012 and observed the following: (i) the Permanent Portfolio’s total return performance exceeded the returns of the Citigroup 3-Month U.S. Treasury Bill Index for all measurement periods and exceeded the returns of the Standard & Poor’s 500 Composite Stock Index for the five- and ten-year measurement periods but lagged for the one- and three-year measurement periods; (ii) the Short-Term Treasury Portfolio’s total return performance lagged the returns of the Citigroup 3-Month U.S. Treasury Bill Index for each measurement period; (iii) the Versatile Bond Portfolio’s total return performance lagged the returns of the Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index for each measurement period; and (iv) the Aggressive Growth Portfolio’s total return performance exceeded the returns of the Standard & Poor’s 500 Composite Stock Index for the ten-year measurement period but lagged for the one-, three- and five-year measurement periods. The Board observed that the Portfolios’ benchmark indices do not reflect deductions for any fees, expenses or taxes. The Board also noted that the Versatile Bond Portfolio had been operating under its new investment objective and strategies since June 2012 and that, as a consequence, the past performance of the Portfolio relative to its Lipper Peer Group and benchmark indices may be less relevant.

The Board also considered the services provided by Pacific Heights under the Contract and reviewed Pacific Heights’ services to the Fund over the last year. The Board considered the experience and staffing of personnel at Pacific Heights who perform investment research and management, compliance, administrative, and other services for the Fund. In particular, the Board considered the services provided to the Fund by Mr. Cuggino, who is also

26	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

the principal executive officer of Pacific Heights. The Board considered that Mr. Cuggino is thoroughly involved in the operations of the Fund, including identifying and making recommendations as to proposed investments, including the purchase and sale thereof, directing of operational matters, including providing oversight of the service providers to the Fund, and providing oversight in connection with shareholder services. The Board concluded that Pacific Heights had experienced personnel and sufficient infrastructure and resources and had delivered high-quality investment advisory, compliance, administrative and other services to the Fund.

The Board also considered whether Pacific Heights had the ability to continue providing high-quality services. The Board considered Pacific Heights’ financial condition. The Board noted in this regard that it reviewed Pacific Heights’ audited and unaudited financial statements on an annual and quarterly basis, respectively, and that Pacific Heights appeared to have the financial resources to fulfill its obligations under the Contract.

The Board also considered the extent to which economies of scale might be realized as the Portfolios increased their assets under management and whether fee levels reflect any such potential economies of scale. The Board noted that the Contract has breakpoints that provide for a reduction of the applicable investment advisory fee as assets increase and that the Waiver Agreement provided for additional fee waivers with respect to the Permanent Portfolio and for fee waivers for the Short-Term Treasury Portfolio and the Versatile Bond Portfolio before any breakpoints contemplated by the Contract had been reached. The Board considered that Pacific Heights proposed to extend the terms of the Waiver Agreement for another year (until June 1, 2014), including the absorption by Pacific Heights of all salaries, fees and expenses of the officers of the Fund, including the Fund’s Chief Compliance Officer. The Board considered that the growth of the Permanent Portfolio may have helped the other Portfolios achieve economies of scale by spreading the overall cost structure of Fund-level expenses over a larger asset base.

The Board also considered the costs of the service provided and the profitability of the Contract to Pacific Heights. The Board reviewed material prepared by Pacific Heights that compared Pacific Heights’ profitability for the six months ended June 30, 2012 and the year ended December 31, 2011 to that of certain publicly-traded investment advisers and considered Pacific Heights’ methodology for determining this data. The Board recognized that Pacific Heights should be entitled to earn a reasonable level of profit for services it provides to the Fund’s Portfolios.

Based on the foregoing, the Board considered the following factors and reached the following conclusions:

a) The nature, quality and extent of the investment advisory, compliance, administrative and other services to be provided to the Fund by Pacific Heights. Conclusion: Pacific Heights could be expected to continue to provide a high level of service to each Portfolio.

b) The operating expenses and expense ratios of the Portfolios compared to their Peer Groups. Conclusion: the operating expenses and expense ratios of the Portfolios were comparable to their Peer Groups and fair and reasonable.

c) The performance of the Portfolios compared to their Peer Groups and relevant market indices. Conclusion: the Permanent Portfolio’s performance was satisfactory; the Short-Term Treasury Portfolio’s performance was satisfactory taking into account the constraints imposed by the fundamental investment policies to which the Portfolio is subject; the Versatile Bond Portfolio’s performance was satisfactory; and the Aggressive Growth

Continued on following page.	27

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

Portfolio’s performance was satisfactory over the long term and the Board retained confidence in Pacific Heights’ capabilities to manage the Portfolio.

d) Pacific Heights’ financial condition. Conclusion: Pacific Heights has the financial ability to fulfill its commitment to the Fund under the Contract.

e) The extent to which economies of scale might be realized as each Portfolio grows and whether fee levels reflect any such potential economies of scale. Conclusion: the Permanent Portfolio has achieved economies of scale that benefit shareholders, given that the Permanent Portfolio has exceeded the final breakpoint in its Advisory Fee under the Contract, and is currently at the fourth breakpoint in its Advisory Fee under the Waiver Agreement. The other Portfolios have benefited from economies of scale by virtue of the growth in assets in the Permanent Portfolio.

f) The profitability of the Contract to Pacific Heights. Conclusion: the profitability of the Contract to Pacific Heights was fair and reasonable and sufficient for the financial stability of Pacific Heights.

g) Advisory fee payable by each Portfolio. Conclusion: the Advisory Fee payable by each of the Portfolios was fair and reasonable.

In their deliberations, the Board members did not identify any particular information that was all important or controlling. Based on the foregoing, the Board, including its Independent Directors, unanimously approved the continuance of the Contract.

28	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

4.	PURCHASES AND SALES OF SECURITIES

The following is a summary of purchases and sales of securities other than short-term securities for the six month ended July 31, 2013:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Purchases	$138,736,641	$—	$4,513,343	$4,275,822
Sales	3,499,771,565	—	3,407,602	113,882

The Fund’s Permanent Portfolio also purchased $35,578,119 of silver and sold $281,433,342 of gold during the six months ended July 31, 2013.

The Fund’s Short-Term Treasury Portfolio only invested in short-term U.S. Treasury securities having maturities of one year or less during the six months ended July 31, 2013. Purchases and sales of portfolio securities were $34,045,273 and $35,200,039, respectively, during the six months then ended.

5.	NET UNREALIZED APPRECIATION OF INVESTMENTS

The following is a summary of net unrealized appreciation of investments as of July 31, 2013 for federal income tax purposes:

	Permanent Portfolio	Short-Term Treasury Portfolio	Versatile Bond Portfolio	Aggressive Growth Portfolio

Aggregate gross unrealized appreciation of investments with excess of value over tax cost:
Investments in securities	$1,075,728,904	$1,003	$298,549	$16,441,928
Investments other than securities	218,720,639	—	—	—

	1,294,449,543	1,003	298,549	16,441,928
Aggregate gross unrealized depreciation of investments with excess of tax cost over value:
Investments in securities	(303,681,741)	(162)	(139,981)	(1,268,825)
Investments other than securities	(29,307,840)	—	—	—

	(332,989,581)	(162)	(139,981)	(1,268,825)

Net unrealized appreciation of investments	$961,459,962	$841	$158,568	$15,173,103

Continued on following page.	29

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

6.	CAPITAL STOCK TRANSACTIONS

Transactions in shares of each Portfolio’s capital stock exclusive of amounts allocated to undistributed net investment income (loss) were as follows for the period and year then ended.

	Permanent Portfolio
	Six Months Ended July 31, 2013		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	28,405,493	$1,360,994,517	116,446,770	$5,633,007,019
Distributions reinvested	—	—	3,374,317	163,182,008

	28,405,493	1,360,994,517	119,821,087	5,796,189,027

Shares redeemed	(119,314,499)	(5,631,731,700)	(121,774,219)	(5,855,125,119)

Net decrease	(90,909,006)	$(4,270,737,183)	(1,953,132)	$(58,936,092)

	Short-Term Treasury Portfolio
	Six Months Ended July 31, 2013		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	66,844	$4,407,461	176,319	$11,678,218
Distributions reinvested	—	—	—	—

	66,844	4,407,461	176,319	11,678,218

Shares redeemed	(93,916)	(6,192,795)	(244,739)	(16,200,300)

Net decrease	(27,072)	$(1,785,334)	(68,420)	$(4,522,082)

	Versatile Bond Portfolio
	Six Months Ended July 31, 2013		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	48,304	$2,951,821	117,139	$6,941,719
Distributions reinvested	—	—	3,720	231,793

	48,304	2,951,821	120,859	7,173,512

Shares redeemed	(38,777)	(2,360,058)	(112,374)	(6,702,850)

Net increase	9,527	$591,763	8,485	$470,662

	Aggressive Growth Portfolio
	Six Months Ended July 31, 2013		Year Ended January 31, 2013

	Shares	Dollars	Shares	Dollars
Shares sold	125,107	$6,798,058	101,263	$4,664,348
Distributions reinvested	—	—	11,392	533,128

	125,107	6,798,058	112,655	5,197,476

Shares redeemed	(47,931)	(2,589,485)	(105,381)	(4,864,019)

Net increase	77,176	$4,208,573	7,274	$333,457

30	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. NOTES TO FINANCIAL STATEMENTS July 31, 2013 (Unaudited)

7.	SUBSEQUENT EVENTS

The Fund has evaluated the impact of subsequent events on its Portfolios and has determined that there were no subsequent events requiring recognition or disclosure in the Fund’s financial statements.

31

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO

Financial highlights for the Permanent Portfolio

For each share of capital stock outstanding throughout each period:

	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Net asset value, beginning of period	$49.59		$48.69	$45.50	$38.06	$31.57	$36.99

Income (loss) from investment operations:
Net investment income (1)	.19		.29	.24	.35	.37	.45
Net realized and unrealized gain (loss) on investments and foreign currencies (2)	(3.27)		1.24	3.67	7.41	6.40	(5.58)

Total income (loss) from investment operations	(3.08)		1.53	3.91	7.76	6.77	(5.13)

Less distributions from:
Net investment income	—		(.27)	(.42)	(.29)	(.28)	(.25)
Net realized gain on investments	—		(.36)	(.30)	(.03)	—	(.04)

Total distributions	—		(.63)	(.72)	(.32)	(.28)	(.29)

Net asset value, end of period	$46.51		$49.59	$48.69	$45.50	$38.06	$31.57

Total return (3)	(6.21)%	†	3.17%	8.63%	20.41%	21.43%	(13.82)%

Ratios / supplemental data:
Net assets, end of period (in thousands)	$11,715,397		$16,997,810	$16,784,635	$10,542,812	$5,083,251	$3,223,017

Portfolio turnover rate	1.40%	†	23.71%	8.87%	9.11%	12.78%	37.00%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.71%	*	.69%	.71%	.77%	.82%	.84%
Before Advisory Fee waiver	.77%	*	.76%	.76%	.78%	.82%	.84%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	.79%	*	.61%	.49%	.82%	1.03%	1.31%
Before Advisory Fee waiver	.73%	*	.54%	.44%	.81%	1.03%	1.31%

†	Not annualized.
*	Annualized.
(1)	Net investment income is based on average shares outstanding during the period.
(2)

Per share net realized and unrealized gains or losses on investments and foreign currencies may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

32	See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO

Financial highlights for the Short-Term Treasury Portfolio

For each share of capital stock outstanding throughout each period:

	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Net asset value, beginning of period	$66.03		$66.41	$66.81	$67.75	$68.44	$69.02

Income (loss) from investment operations:
Net investment income (loss) (1)	(.19)		(.39)	(.40)	(.39)	(.26)	.55
Net realized and unrealized gain (loss) on investments (2)			.01	—	.01	(.05)	.05

Total income (loss) from investment operations	(.19)		(.38)	(.40)	(.38)	(.31)	.60

Less distributions from:
Net investment income	—		—	—	(.56)	(.38)	(1.18)

Total distributions	—		—	—	(.56)	(.38)	(1.18)

Net asset value, end of period	$65.84		$66.03	$66.41	$66.81	$67.75	$68.44

Total return (3)	(.29)%	†	(.57)%	(.60)%	(.58)%	(.44)%	.87%

Ratios / supplemental data:
Net assets, end of period (in thousands)	$26,409		$28,273	$32,978	$34,383	$44,806	$84,347

Portfolio turnover rate (4)	—%	†	—%	—%	—%	—%	—%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.69%	*	.69%	.69%	.73%	.71%	.74%
Before Advisory Fee waiver	1.19%	*	1.19%	1.19%	1.23%	1.21%	1.24%
Ratio of net investment income (loss) to average net assets:
After Advisory Fee waiver	(.59)%	*	(.58)%	(.59)%	(.58)%	(.37)%	.80%
Before Advisory Fee waiver	(1.09)%	*	(1.08)%	(1.09)%	(1.08)%	(.87)%	.30%

†	Not annualized.
*	Annualized.
(1)	Net investment income (loss) is based on average shares outstanding during the period.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.
(4)	Portfolio turnover rate is not applicable since Portfolio only invested in securities with maturities of one year or less.

See accompanying notes.	33

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO

Financial highlights for the Versatile Bond Portfolio

For each share of capital stock outstanding throughout each period:

	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Net asset value, beginning of period	$60.93		$59.15	$59.15	$60.40	$59.39	$60.02

Income from investment operations:
Net investment income (1)	.61		1.34	.15	.76	1.20	1.69
Net realized and unrealized gain (loss) on investments (2)	.12		1.78	.03	(.52)	.69	(.53)

Total income from investment operations	.73		3.12	.18	.24	1.89	1.16

Less distributions from:
Net investment income	—		(1.34)	(.18)	(1.49)	(.88)	(1.79)

Total distributions	—		(1.34)	(.18)	(1.49)	(.88)	(1.79)

Net asset value, end of period	$61.66		$60.93	$59.15	$59.15	$60.40	$59.39

Total return (3)	1.20%	†	5.31%	.31%	.40%	3.18%	1.98%

Ratios / supplemental data:
Net assets, end of period (in thousands)	$14,164		$13,417	$12,523	$13,300	$18,087	$13,827

Portfolio turnover rate	23.71%	†	137.43%	71.55%	57.05%	61.18%	88.01%
Ratio of expenses to average net assets:
After Advisory Fee waiver	.82%	*	.82%	.81%	.83%	.88%	.89%
Before Advisory Fee waiver	1.19%	*	1.20%	1.19%	1.20%	1.26%	1.26%
Ratio of net investment income to average net assets:
After Advisory Fee waiver	4.02%	*	2.24%	.25%	1.26%	1.98%	2.84%
Before Advisory Fee waiver	3.65%	*	1.86%	(.13)%	.89%	1.60%	2.47%

†	Not annualized.
*	Annualized.
(1)	Net investment income is based on average shares outstanding during the period.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

34	See accompanying notes.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO

Financial highlights for the Aggressive Growth Portfolio

For each share of capital stock outstanding throughout each period:

	Six Months Ended July 31, 2013 (Unaudited)		Year Ended January 31, 2013	Year Ended January 31, 2012	Year Ended January 31, 2011	Year Ended January 31, 2010	Year Ended January 31, 2009
Net asset value, beginning of period	$52.58		$44.68	$49.14	$39.80	$29.53	$74.31

Income (loss) from investment operations:
Net investment income (1)	.15		.58	.24	.11	.08	.03
Net realized and unrealized gain (loss) on investments (2)	5.98		8.39	(1.75)	10.45	10.19	(29.76)

Total income (loss) from investment operations	6.13		8.97	(1.51)	10.56	10.27	(29.73)

Less distributions from:
Net investment income	—		(.46)	(.32)	(.11)	—	(.09)
Net realized gain on investments	—		(.61)	(2.63)	(1.11)	—	(11.54)
Distribution in excess	—		—	—	—	—	(.23)
Return of capital	—		—	—	—	—	(3.19)

Total distributions	—		(1.07)	(2.95)	(1.22)	—	(15.05)

Net asset value, end of period	$58.71		$52.58	$44.68	$49.14	$39.80	$29.53

Total return (3)	11.66%	†	20.37%	(2.68)%	26.73%	34.78%	(39.97)%

Ratios / supplemental data:
Net assets, end of period (in thousands)	$35,437		$27,678	$23,195	$22,905	$18,436	$13,986

Portfolio turnover rate	.37%	†	8.71%	17.13%	15.51%	4.92%	3.44%
Ratio of expenses to average net assets	1.20%	*	1.19%	1.19%	1.22%	1.21%	1.20%
Ratio of net investment income to average net assets	.55%	*	1.26%	.52%	.25%	.23%	.07%

†	Not annualized.
*	Annualized.
(1)	Net investment income is based on average shares outstanding during the period.
(2)

Per share net realized and unrealized gains or losses on investments may not correspond with the change in aggregate unrealized gains and losses in the Portfolio’s securities because of the timing of sales and repurchases of the Portfolio’s shares in relation to fluctuating market values for the Portfolio.

(3)	Assumes reinvestment of all dividends and distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee.

See accompanying notes.	35

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. PERMANENT PORTFOLIO Ten Years Ended July 31, 2013 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index and the Standard & Poor’s 500 Composite Stock Index reflect reinvested interest and dividends as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

36	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. SHORT-TERM TREASURY PORTFOLIO Ten Years Ended July 31, 2013 (Unaudited)

*

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full- faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index. Returns shown for the Citigroup 3-Month U.S. Treasury Bill Index reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	37

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. VERSATILE BOND PORTFOLIO Ten Years Ended July 31, 2013 (Unaudited)

*

The Citigroup AAA/AA 1-3 Year Corporate Bond Index and the Citigroup A 1-3 Year Corporate Bond Index are components of the Citigroup Broad Investment-Grade (BIG) Bond Index and have characteristics relevant to the Portfolio’s investment strategies prior to May 30, 2012. Both indices are market-capitalization weighted and include bonds rated AAA, AA or A by Standard & Poor’s or Moody’s Investor Services, Inc. (“Moody’s”) with maturities of one to three years and a minimum amount outstanding of $100 million. They should not be considered predictive or representative of results the Portfolio may experience under its current investment strategy. The Barclays Capital Global Aggregate Bond Index is a market-capitalization weighted, broad-based measure of global, government-related, treasury, corporate and securitized fixed income investments. The Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, which excludes securitized fixed income investments, is a sub-index of the Barclays Capital Global Aggregate Bond Index and has characteristics relevant to the Portfolio’s investment strategies after May 30, 2012. You cannot invest directly in an index. Returns shown for the indices reflect reinvested interest as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

38	See page 40 for explanation of graphs and additional performance information.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AGGRESSIVE GROWTH PORTFOLIO Ten Years Ended July 31, 2013 (Unaudited)

*

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. The Standard & Poor’s 500 Composite Stock Index is a market capitalization weighted index of common stocks and also represents an unmanaged portfolio. You cannot invest directly in an index. Returns shown for the Dow Jones Industrial Average and the Standard & Poor’s 500 Composite Stock Index reflect reinvested dividends as applicable, but do not reflect a deduction for fees, expenses or taxes.

Past performance does not guarantee future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

See page 40 for explanation of graphs and additional performance information.	39

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended July 31, 2013 (Unaudited)

The graphs on pages 36 through 39 compare the initial account values and subsequent account values at the end of each of the most recently completed ten year periods indicated of the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio, Versatile Bond Portfolio and Aggressive Growth Portfolio, assuming a hypothetical $10,000 investment in each Portfolio at the beginning of the first period indicated and reinvestment of all dividends and distributions, without the deduction of taxes, to a $10,000 investment over the same periods in comparable broad-based securities market indices. The tables below show each of the Fund’s Portfolio’s average annual total returns for the periods indicated, assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee. If such fee were reflected, the returns would be less than those shown. Returns for the Fund’s Permanent Portfolio, Short-Term Treasury Portfolio and Versatile Bond Portfolio reflect fee waivers in effect. In the absence of such fee waivers, total return would be reduced. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In particular, after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance data shown below for each of the Fund’s Portfolios represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investment performance, current to the most recent month-end, may be lower or higher than the performance shown below, and can be obtained by calling the Fund’s Shareholder Services Office at (800) 531-5142.

Investments in the Fund’s Portfolios are not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. It is therefore possible to lose money by investing in the Fund’s Portfolios.

	Average Annual Total Returns Through July 31, 2013
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception
Permanent Portfolio (Since 12/1/82) (1)(2)
Return before taxes	-.22%	5.94%	5.44%	9.11%	8.29%	6.51%
Return after taxes on distributions	-.41%	5.73%	5.20%	8.84%	7.77%	6.00%
Return after taxes on distributions and sale of Portfolio shares	.26%	4.67%	4.25%	7.45%	6.74%	5.39%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.08%	.08%	.20%	1.63%	2.35%	4.35%
Standard & Poor’s 500 Composite Stock Index (4)(6)	25.00%	17.74%	8.26%	7.64%	4.66%	11.28%

Short-Term Treasury Portfolio (Since 5/26/87) (1)(2)(3)
Return before taxes	-.56%	-.58%	-.42%	.96%	1.55%	2.88%
Return after taxes on distributions	-.56%	-.68%	-.63%	.64%	.89%	2.21%
Return after taxes on distributions and sale of Portfolio shares	-.32%	-.48%	-.38%	.68%	.96%	2.06%
Citigroup 3-Month U.S. Treasury Bill Index (4)(5)	.08%	.08%	.20%	1.63%	2.35%	3.73%

Versatile Bond Portfolio (Since 9/27/91) (1)(2)(3)
Return before taxes	6.00%	2.31%	2.34%	2.34%	2.98%	3.52%
Return after taxes on distributions	5.19%	1.72%	1.67%	1.60%	1.98%	2.57%
Return after taxes on distributions and sale of Portfolio shares	3.58%	1.56%	1.57%	1.57%	1.93%	2.41%
Barclays Capital Global Aggregate (Excluding Securitized) Bond Index (4)(7)	-2.71%	2.79%	3.79%	5.25%	5.41%	6.27%
Citigroup AAA/AA 1-3 Year Corporate Bond Index (4)(8)	.84%	1.47%	2.61%	3.14%	4.40%	5.13%
Citigroup A 1-3 Year Corporate Bond Index (4)(9)	1.80%	2.45%	3.80%	3.61%	4.74%	5.41%

Aggressive Growth Portfolio (Since 1/2/90) (1)(2)
Return before taxes	37.36%	17.72%	6.31%	8.36%	7.44%	10.32%
Return after taxes on distributions	36.90%	17.05%	5.09%	6.94%	6.37%	9.44%
Return after taxes on distributions and sale of Portfolio shares	21.79%	14.11%	4.86%	6.90%	6.21%	9.05%
Dow Jones Industrial Average (4)(10)	22.36%	17.07%	9.43%	8.04%	6.20%	10.17%
Standard & Poor’s 500 Composite Stock Index (4)(6)	25.00%	17.74%	8.26%	7.64%	4.66%	9.08%

40	See following page for footnote explanations.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. AVERAGE ANNUAL TOTAL RETURNS For Periods Ended July 31, 2013 (Unaudited)

(1)	Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares.

(2)

Returns reflect the impact of contractual waivers through June 1, 2014 pursuant to the Waiver Agreement. Amounts so waived may not be recaptured by the Fund’s investment adviser. The net expense ratio (after fee waivers) and the gross expense ratio (before fee waivers) for the fiscal year ended January 31, 2013, as stated in the Fund’s most recent Prospectus, dated May 31, 2013, were: (i) for the Permanent Portfolio, .69% and .76%, respectively; (ii) for the Short-Term Treasury Portfolio, .69% and 1.19%, respectively; (iii) for the Versatile Bond Portfolio, .82% and 1.20%, respectively; and (iv) for the Aggressive Growth Portfolio, 1.19% and 1.19%, respectively.

(3)

The thirty-day SEC standardized yield on the Fund’s Short-Term Treasury Portfolio and Versatile Bond Portfolio for the thirty days ended July 31, 2013, calculated for each Portfolio by dividing the net investment income per share earned during the specified thirty-day period by the net asset value per share on the last day of the period and annualizing the resulting figure, and assuming reinvestment of all dividends and other distributions, and deduction of all fees and expenses except the $35 one-time account start-up fee, was -.56% and 3.93%, respectively.

(4)	Returns reflect reinvested interest, dividends and other distributions as applicable, but do not reflect a deduction for fees, expenses or taxes.

(5)

The Citigroup 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury. You cannot invest directly in an index.

(6)

The Standard & Poor’s 500 Composite Stock Index is a market-capitalization weighted index of common stocks and represents an unmanaged portfolio of common stocks. You cannot invest directly in an index.

(7)

The Barclays Capital Global Aggregate Bond Index is a market-capitalization weighted, broad-based securities index that measures a wide range of global, government-related, treasury, corporate and securitized fixed-income investments. Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, which commenced on September 30, 2002, is a sub-index of Barclays Capital Global Aggregate Bond Index that excludes securitized fixed-income investments. Returns presented are calculated using the return data of Barclays Capital Global Aggregate Bond Index through September 29, 2002 and the return data of Barclays Capital Global Aggregate (Excluding Securitized) Bond Index since September 30, 2002. You cannot invest directly in an index.

(8)

The Citigroup AAA/AA 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated AAA or AA by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(9)

The Citigroup A 1-3 Year Corporate Bond Index is a component of the Citigroup Broad Investment-Grade (BIG) Bond Index. It is market-capitalization weighted and includes bonds rated A by Standard & Poor’s or Moody’s with maturities of one to three years and a minimum amount outstanding of $100 million. You cannot invest directly in an index.

(10)

The Dow Jones Industrial Average is an average of the stock prices of thirty large companies and represents a widely recognized unmanaged portfolio of common stocks. You cannot invest directly in an index.

See pages 42-45 for Portfolio specific risks.	41

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS PERMANENT PORTFOLIO Six Months Ended July 31, 2013 (Unaudited)

The Permanent Portfolio’s investment objective is to preserve and increase the purchasing power of its shares over the long term. The Portfolio invests fixed target percentages of its net assets in gold, silver, Swiss franc assets, stocks of U.S. and foreign real estate and natural resource companies, aggressive growth stocks and dollar assets, such as U.S. Treasury securities and short-term, high grade corporate bonds. During the six months ended July 31, 2013, the Portfolio achieved a total return of -6.21%, net of expenses to average net assets of .71%, as compared to .03% for the Citigroup 3-Month U.S. Treasury Bill Index and 13.73% for the Standard & Poor’s 500 Composite Stock Index, and as compared to an inflation rate as measured by the change in the Consumer Price Index (“CPI-U”), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as compiled by the U.S. Bureau of Labor Statistics, of 1.44% over the same period. The Portfolio’s return during the six months then ended reflected the negative returns earned on its gold and silver holdings, its natural resource company stocks, its Swiss franc assets and its longer term bonds, being only partially offset by the positive returns earned from its aggressive growth and real estate stocks and its shorter term dollar assets. Neither the Citigroup 3-Month U.S. Treasury Bill Index return, the Standard & Poor’s 500 Composite Stock Index return nor the change in CPI-U reflect deductions for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Permanent Portfolio invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. The Portfolio will be affected by changes in the prices of gold, silver, U.S. and foreign real estate and natural resource company stocks and aggressive growth stocks.

The following pie chart shows the Permanent Portfolio’s investment holdings by asset class, as a percentage of total net assets as of July 31, 2013.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

42

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS SHORT-TERM TREASURY PORTFOLIO Six Months Ended July 31, 2013 (Unaudited)

The Short-Term Treasury Portfolio’s investment objective is to achieve high current income, consistent with safety and liquidity of principal. The Portfolio invests its assets in debt obligations of the U.S. Treasury, at least 80% of which are invested in short-term U.S. Treasury bills and notes with maturities of less than thirteen months, with the balance being invested in U.S. Treasury bonds having a remaining maturity of thirteen months or less. The Portfolio’s dollar-weighted average length to maturity will not ordinarily exceed ninety days. During the six months ended July 31, 2013, the Portfolio achieved a total return of -.29%, net of expenses to average net assets of .69%, as compared to .03% for the Citigroup 3-Month U.S. Treasury Bill Index over the same period. The Portfolio’s return during the six months then ended was primarily due to the very low investment returns available on short-term U.S. Treasury securities which were more than offset by the Portfolio’s expenses during the period. The Citigroup 3-Month U.S. Treasury Bill Index does not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The following pie chart shows the Short-Term Treasury Portfolio’s investment holdings by days to maturity, as a percentage of total net assets as of July 31, 2013.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

43

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS VERSATILE BOND PORTFOLIO Six Months Ended July 31, 2013 (Unaudited)

The Versatile Bond Portfolio’s investment objective is to achieve high current income. The Portfolio invests at least 80% of its net assets in bonds, which may include debt securities of all types and of any maturity. During the six months ended July 31, 2013, the Portfolio achieved a total return of 1.20%, net of expenses to average net assets of .82%, as compared to -2.99% for the Barclays Capital Global Aggregate (Excluding Securitized) Bond Index, .22% for the Citigroup AAA/AA 1-3 Year Corporate Bond Index and .41% for the Citigroup A 1-3 Year Corporate Bond Index over the same period. The Portfolio’s return and the returns of the indices during the six months then ended were generally lower then recent prior periods due to rising interest rates during the period. The Portfolio’s return reflects investments in corporate securities having longer durations and greater credit risk than the indices. The returns of the indices do not reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in debt securities are also subject to credit risk, which is the risk that an issuer of debt securities may be unable or unwilling to pay principal and interest when due. Below investment grade bonds involve greater risk of loss because they are subject to greater levels of credit risk.

The following pie chart shows the Versatile Bond Portfolio’s investment holdings by Standard & Poor’s credit rating, as a percentage of total net assets as of July 31, 2013.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

44

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. MANAGEMENT’S DISCUSSION AND ANALYSIS AGGRESSIVE GROWTH PORTFOLIO Six Months Ended July 31, 2013 (Unaudited)

The Aggressive Growth Portfolio’s investment objective is to achieve high (greater than the stock market as a whole), long-term appreciation in the value of its shares. The Portfolio is fully invested at all times in a portfolio of domestic stocks and stock warrants selected for high profit potential. During the six months ended July 31, 2013, the Portfolio achieved a total return of 11.66%, net of expenses to average net assets of 1.20%, as compared to 13.26% for the Dow Jones Industrial Average and 13.73% for the Standard & Poor’s 500 Composite Stock Index over the same period. The Portfolio’s return during the six months then ended was primarily due to the Portfolio’s investment selection and the timing of purchases and sales of those investments in relation to fluctuating market values relative to the aforementioned indices. Industry sectors contributing the most appreciation to the Portfolio during the six months ended July 31, 2013 included pharmaceuticals, financial services, entertainment & leisure, electrical equipment & electronics and retail, while the natural resources, chemicals, energy services & processing sectors contributed the most depreciation over the same period. Neither the Dow Jones Industrial Average nor the Standard & Poor’s 500 Composite Stock Index reflect a deduction for fees, expenses or taxes.

Mutual fund investing involves risk; loss of principal is possible. The Aggressive Growth Portfolio’s stock market investments will fluctuate, sometimes rapidly and unexpectedly. Aggressive growth stock investments are subject to greater market risk of price declines, especially during periods when the prices of U.S. stock market investments in general are declining. The Portfolio may also invest in smaller and medium capitalization companies which will involve additional risks, such as limited liquidity and greater volatility.

The following pie chart shows the Aggressive Growth Portfolio’s investment holdings by industry sector, as a percentage of total net assets as of July 31, 2013.

Allocations are subject to change and should not be considered a recommendation to buy or sell any security within a sector.

45

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended July 31, 2013 (Unaudited)

Expense Examples

As a shareholder in one or more of the Fund’s Portfolios, you incur two types of costs: (1) transaction costs, including the $35 one-time account start-up fee; and (2) ongoing costs, including management fees and other Portfolio expenses. The Examples on the following page are intended to help you understand your ongoing costs (in dollars) of investing in the Fund’s Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These Examples are based on an investment of $1,000 invested at January 31, 2013 and held for the entire six months ended July 31, 2013.

Actual Expenses

The first line of each of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months ended July 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended July 31, 2013” to estimate the expenses you paid on your account during the six months ended July 31, 2013.

Hypothetical Example for Comparison Purposes

The second line of each of the tables on the following page provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s Portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months ended July 31, 2013. You may use this information to compare the ongoing costs of investing in the Fund’s Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the $35 one-time account start-up fee. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs, including the $35 one-time account start-up fee, were included, your costs would have been higher.

46	Continued on following page.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. EXPENSE EXAMPLES Six Months Ended July 31, 2013 (Unaudited)

	Beginning Account Value January 31, 2013	Ending Account Value July 31, 2013	Expenses Paid* During Six Months Ended July 31, 2013
PERMANENT PORTFOLIO
Actual	$1,000.00	$937.90	$3.41
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.56

SHORT-TERM TREASURY PORTFOLIO
Actual	1,000.00	997.10	3.42
Hypothetical (5% return before expenses)	1,000.00	1,021.37	3.46

VERSATILE BOND PORTFOLIO
Actual	1,000.00	1,012.00	4.09
Hypothetical (5% return before expenses)	1,000.00	1,020.73	4.11

AGGRESSIVE GROWTH PORTFOLIO
Actual	1,000.00	1,116.60	6.30
Hypothetical (5% return before expenses)	1,000.00	1,018.84	6.01

*

Expenses are equal to the Permanent Portfolio’s annualized expense ratio of .71%, the Short-Term Treasury Portfolio’s annualized expense ratio of .69%, the Versatile Bond Portfolio’s annualized expense ratio of .82% and the Aggressive Growth Portfolio’s annualized expense ratio of 1.20%, respectively, multiplied by the applicable Portfolio’s average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended July 31, 2013).

47

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. OTHER INFORMATION (Unaudited)

Proxy Voting

The Fund’s Portfolios vote proxies relating to their portfolio securities in accordance with the Fund’s Proxy Voting Policies and Procedures. A copy of the Fund’s Proxy Voting Policies and Procedures as well as information regarding how each of the Fund’s Portfolios voted such proxies during the twelve-month period ended June 30, 2013 is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142, or by accessing the SEC’s website at http://www.sec.gov.

Quarterly Holdings

Each of the Fund’s Portfolios files its complete schedule of portfolio holdings for its first and third quarters of each fiscal year on the Fund’s Form N-Q. The Fund’s Form N-Qs for such periods, beginning with the quarter ended October 31, 2004, are available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

48

This page intentionally left blank.	49

50	This page intentionally left blank.

PERMANENT PORTFOLIO FAMILY OF FUNDS, INC. DIRECTORS AND OFFICERS (Unaudited)

All of the Fund’s directors and officers may be reached c/o Permanent Portfolio Family of Funds, Inc., 600 Montgomery Street, Suite 4100, San Francisco, California 94111. No director or officer has any family relationship with another and each of the Fund’s directors will hold office until their successors have been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The Fund’s officers are elected annually by the Fund’s Board of Directors and each officer holds office until their successor has been duly elected and qualified, or until their earlier resignation, removal, death or disqualification. The principal occupation(s) of the Fund’s directors and officers are listed below. The Fund’s Statement of Additional Information includes additional information regarding the Fund’s directors and officers and is available, without charge and upon request, by writing or calling the Fund’s Shareholder Services Office at (800) 531-5142.

DAVID P. BERGLAND

Director	age 78

Member of the State Bar of California, formerly a sole practitioner specializing in business litigation in Costa Mesa, California, now retired from the active practice of law. Mr. Bergland is also a writer, lecturer, publisher and a former Adjunct Professor of Law at Western State University College of Law in Irvine, California. Mr. Bergland has served as a director of the Fund since 1992 and oversees all four of the Fund’s Portfolios.

HUGH A. BUTLER

Director	age 61

Now retired, Mr. Butler was formerly Executive Vice President from 2004 through 2006 of the Credit Union Services Division of Fidelity National Information Services, Inc. (formerly Fidelity Information Systems), a publicly-traded provider of software, outsourcing and information technology consulting for the financial services and mortgage industries, majority-owned by Fidelity National, Inc. Previously, Mr. Butler was Chief Executive Officer and Founder of Computer Consultants Corporation, an information systems consulting firm to financial institutions, in Salt Lake City, Utah. Mr. Butler has served as a director of the Fund since 1996 and oversees all four of the Fund’s Portfolios.

ROGER DOEBKE

Director	age 73

President, Simplex Realty Services, Inc., a commercial real estate acquisition, development and property management firm located in Orange County, California since 1993. Mr. Doebke has served as a director of the Fund since 2004 and oversees all four of the Fund’s Portfolios.

MICHAEL J. CUGGINO*

Chairman, President, Secretary & Director	age 50

A Certified Public Accountant, Mr. Cuggino has served as Chairman of the Board and President of the Fund since 2003, as Treasurer of the Fund from 1993 through 2007, as Secretary of the Fund since 2006 and as a director of the Fund since 1998. He is the manager and sole member (also its President and Chief Executive Officer) of the Fund’s investment adviser. Mr. Cuggino oversees all four of the Fund’s Portfolios.

JAMES H. ANDREWS*

Treasurer	age 58

Mr. Andrews has served as Treasurer of the Fund since 2007 and previously served as Assistant Treasurer of the Fund from 2006 through 2007. He has also served as Director of Finance of the Fund’s investment adviser since 2006. Previously, Mr. Andrews was employed in various financial, investment and operational capacities at Blum Capital Partners LP, an investment management firm located in San Francisco, California from 1994 through 2005.

SUSAN K. FREUND*

Chief Compliance Officer	age 59

Ms. Freund has served as the Chief Compliance Officer of the Fund and the Fund’s investment adviser since April 2010 and March 2010, respectively. Previously, Ms. Freund served as an independent consultant to various asset management firms from March 2009 through March 2010 and served as President, Secretary, Treasurer and Chief Compliance Officer of the Embarcadero Funds from 2007 through 2009. From 2001 through 2007, Ms. Freund served as Senior Counsel at Bank of the West. Ms. Freund is a member of the State Bar of California.

*	Considered to be an “interested person” within the meaning of the 1940 Act by virtue of, among other considerations, his or her association with the Fund’s investment adviser.

51

INVESTMENT ADVISER

Pacific Heights Asset Management, LLC

600 Montgomery Street

San Francisco, California 94111

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P. O. Box 701

Milwaukee, Wisconsin 53201

(for overnight delivery services,

615 East Michigan Street

Milwaukee, Wisconsin 53202)

(800) 341-8900

SHAREHOLDER SERVICES OFFICE

130 South Brune Street

Bartlett, Texas 76511

(254) 527-3102

(800) 531-5142 Nationwide

www.permanentportfoliofunds.com

SEMI-ANNUAL

REPORT

July 31, 2013

Must be preceded or accompanied by a prospectus.

09/13